UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2011

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 9, 2011, Snyder’s-Lance, Inc. (the “Company”) issued a press release announcing that in connection with ongoing integration efforts arising from the merger that was completed on December 9, 2010, the Company will close its salty snack manufacturing facility in Corsicana, Texas, effective February 10, 2012. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 9, 2011, with respect to the Company’s decision to close its salty snack manufacturing facility in Corsicana, Texas effective February 10, 2012.

The information furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC.
(Registrant)

Date: November 14, 2011	By:
Rick D. Puckett
Executive Vice President, Chief Financial Officer and Treasurer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
November 9, 2011	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 9, 2011, with respect to the Company’s decision to close its salty snack manufacturing facility in Corsicana, Texas effective February 10, 2012.

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